UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2023

CHAMPIONS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11504	52-1401755
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 University Plaza, Suite 307, Hackensack, New Jersey 07601
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (201) 808-8400

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 17, 2023, Champions Oncology, Inc. (the “Company”) announced the hiring and appointment of Brady Davis to serve as the Company’s President, effective as of October 9, 2023.

Mr. Davis brings more than 25 years of international experience leading medical instrument, software, data, and services companies in the healthcare space. As an executive leader, he has advanced commercial, product/market development, marketing, and bioinformatics teams in both established (Hewlett Packard, Oracle, Illumina) and developing (DNAnexus, Canexia Health) companies. Most recently, Mr. Davis served as Chief Business Officer at Imagia Canexia Health since March 2022, where he served prior as Senior Vice President - Business Development from November 2019 to March 2022. Prior to this, Mr. Davis served as Chief Strategy Officer and Vice President of Business and Market Development at DNANexus, Inc. from January 2017 to November 2019.

Mr. Davis will receive an annual base salary of $425,000 and will have the opportunity to earn a discretionary target incentive bonus of 50% of his base salary. He will also receive an equity award of 135,000 options to purchase the Company’s common stock, which will vest over a four-year period, and an equity award of 7,500 options to purchase the Company’s common stock which will vest over a one-year period.

There are no family relationships between Mr. Davis and any director or executive officer of the Company. There are no transactions between the Company and Mr. Davis that are subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits
The following exhibit is filed herewith:

Exhibit No.

99.1	Press Release dated October 17, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPIONS ONCOLOGY, INC.
(Registrant)

Date: October 17, 2023	By:	/s/ Ronnie Morris
Ronnie Morris
Chief Executive Officer